UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported) February 23, 2005
                                                    ----------------------------

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)


              000-27778                                   59-3074176
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      (Commission File Number)                 (IRS Employer Identification No.)


         3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
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    (Address of Principal Executive Offices)                   (Zip Code)


                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
------------------------------------

     On February 23, 2005, Premiere Global Services, Inc. (the "Company") issued a press release announcing that Boland T. Jones, Chairman and Chief Executive Officer of the Company, Theodore P. Schrafft, President of the Company's Conferencing & Collaboration business unit, and T. Lee Provow, President of the Company's Data Communications business unit, have each established 10b5-1 plans (collectively, the "Plans") to sell a portion of their holdings of Company common stock. Mr. Jones established a new 10b5-1 plan to sell shares of Company common stock that were not executed under a previous plan that expired. Proceeds from sales under the Plans will be used to diversify personal investments and, additionally, by Mr. Jones to repay certain debt to the Company.

     Sales under the Plans begin no earlier than two trading days after the Company files its annual report on Form 10-K for the year ended December 31, 2004. Mr. Jones' plan will cover the sale of an aggregate of up to 1,072,650 shares. Messrs Schrafft's and Provow's plans will cover the sale of an aggregate of up to 132,872 shares and 90,000 shares, respectively. Subject to specified price limitations set forth in each plan, sales under Mr. Jones' plan will be made in weekly installments over a 26-week period, subject to acceleration of sales if additional weekly sales price limits are met, and sales under Messrs. Schrafft's and Provow's plans will be made in monthly installments over a six-month period. Following completion of the planned sales, and assuming all of the shares subject to the Plans are sold, Mr. Jones will beneficially own approximately 3.2 million shares, and Messrs. Schrafft and Provow will hold approximately 228,000 and 385,000 of shares of Company common stock or options to acquire Company common stock, respectively. Appropriate securities filings reporting the sales will be made with the Securities and Exchange Commission when due.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

     (c)     Exhibits


  Exhibit No.                             Description
---------------    -------------------------------------------------------------

     99.1 Press Release, dated February 23, 2005, with respect to the establishment of 10b5-1 plans by certain executives of the Registrant.





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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIERE GLOBAL SERVICES, INC.


Date: February 23, 2005                  /s/ L. Scott Askins
                                         ---------------------------------------
                                         L. Scott Askins
                                         Senior Vice President - Legal,
                                         General Counsel and Secretary





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


                                INDEX TO EXHIBITS
                                -----------------


  Exhibit No.                             Description
---------------    -------------------------------------------------------------

     99.1 Press Release, dated February 23, 2005, with respect to the establishment of 10b5-1 plans by certain executives of the Registrant.





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